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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated January 25, 2000, appearing on Page F-2 of the Form 10-K for the year ended December 31, 1999, into the Company's previously filed Registration Statements (No. 333-89527 and No. 333-74819) on Form S-8.

                                  /s/ Stewart, Fowler & Stalvey, P.C.

Valdosta, Georgia
March 22, 2000